Exhibit 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Form 8-K of Snyder Communications, Inc. of our report dated May 30, 1997, relating to the financial statements of Brann Holdings Limited, which appears on pages F-41 and F-75 of the Snyder Communications, Inc. Registration Statement Amendment No. 5 to Form S-4 (Registration No. 333-81749).


/s/Price Waterhouse
-------------------
Price Waterhouse
Chartered Accountants and Registered Auditors
Bristol, England


October 8, 1999








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